                                                                  CONFORMED COPY



                                  SPELL C. LLC


                            NOTE PURCHASE AGREEMENT


                         Dated as of December 23, 1997


                           Zero Coupon Secured Notes

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                              ARTICLE 1
                INTRODUCTORY MATTERS; ISSUANCE OF NOTES
                ---------------------------------------
Section 1.01.  Purchase and Sale of the Notes; the Closing..................  1
                                                                              -
Section 1.02.  Waiver of Closing Conditions.................................  1
                                                                              -

                               ARTICLE 2
                     REPRESENTATIONS OF THE ISSUER
                     -----------------------------

Section 2.01.  Organization; Power and Authority............................  2
                                                                              -
Section 2.02.  Authorization, Etc...........................................  2
                                                                              -
Section 2.03.  Material Adverse Change......................................  2
                                                                              -
Section 2.04.  Capitalization; Subsidiaries.................................  2
                                                                              -
Section 2.05.  Liabilities..................................................  3
                                                                              -
Section 2.06.  Compliance with Laws, Other Instruments of the
               Issuer, Etc..................................................  3
                                                                              -
Section 2.07.  Governmental Approvals.......................................  3
                                                                              -
Section 2.08.  Litigation...................................................  3
                                                                              -
Section 2.09.  Taxes........................................................  4
                                                                              -
Section 2.10.  Compliance with ERISA........................................  4
                                                                              -
Section 2.11.  Offering of Notes............................................  4
                                                                              -
Section 2.12.  Solvency.....................................................  5
                                                                              -
Section 2.13.  Use of Proceeds; Margin Regulations..........................  5
                                                                              -
Section 2.14.  Foreign Assets Control Regulations, Inc......................  5
                                                                              -
Section 2.15.  Status Under Certain Statutes................................  5
                                                                              -
Section 2.16.  Ranking......................................................  6
                                                                              -
Section 2.17.  Existing Indebtedness........................................  6
                                                                              -
Section 2.18.  Trust Estate.................................................  6
                                                                              -
Section 2.19.  Place of Business............................................  6
                                                                              -
Section 2.20.  Broker's Fees................................................  6
                                                                              -

                               ARTICLE 3
                   REPRESENTATIONS OF THE PURCHASERS
                   ---------------------------------

Section 3.01.  Purchase of the Notes........................................  7
                                                                              -
Section 3.02.  Source of Funds..............................................  9
                                                                              -
Section 3.03.  Sale of Notes................................................ 10
                                                                             --


                                                                              PAGE
                               ARTICLE 4                                      ----
                         CONDITIONS OF CLOSING
                         ---------------------

Section 4.01.  Proceedings Satisfactory.....................................  11
                                                                              --
Section 4.02.  Opinions of Special Counsel for the Purchasers...............  11
                                                                              --
Section 4.03.  Opinions of Counsel for the Issuer and Cherokee..............  11
                                                                              --
Section 4.04.  Opinion of Counsel for the Trustee...........................  12
                                                                              --
Section 4.05.  License Agreement............................................  12
                                                                              --
Section 4.06.  Dayton Hudson Documents......................................  12
                                                                              --
Section 4.07.  Trademark Filing.............................................  12
                                                                              --
Section 4.08.  Collateral...................................................  12
                                                                              --
Section 4.09.  Basic Documents..............................................  13
                                                                              --
Section 4.10.  Representations True, Etc....................................  13
                                                                              --
Section 4.11.  Legality.....................................................  13
                                                                              --
Section 4.12.  Private Placement Number.....................................  13
                                                                              --
Section 4.13.  Other Purchasers.............................................  14
                                                                              --
Section 4.14.  Payment......................................................  14
                                                                              --
Section 4.15.  Purchaser's Representations..................................  14
                                                                              --
Section 4.16.  Opinion of Counsel for the Trustee...........................  14
                                                                              --
Section 4.17.  Legality.....................................................  14
                                                                              --
                                ARTICLE 5
                               DEFINITIONS
                               -----------

Section 5.01.  Certain Definitions..........................................  14
                                                                              --
Section 5.02.  Accounting Terms, Etc........................................  16
                                                                              --

                                   ARTICLE 6
                              HOME OFFICE PAYMENT
                              -------------------


                                   ARTICLE 7
                         Liabilities of the Purchasers


                                   ARTICLE 8
                                 Miscellaneous

Section 8.01.  Expenses.....................................................  17
                                                                              --

                                                                              PAGE
                                                                              ----
Section 8.02.  Reliance on and Survival of Representations;
               Covenants....................................................  18
                                                                              --
Section 8.03.  Successors and Assigns.......................................  18
                                                                              --
Section 8.04.  Communications...............................................  18
                                                                              --
Section 8.05.  Indemnification..............................................  19
                                                                              --
Section 8.06.  JURISDICTION AND PROCESS.....................................  20
                                                                              --
Section 8.07.  Governing Law................................................  21
                                                                              --
Section 8.08.  Headings.....................................................  21
                                                                              --
Section 8.09.  Counterparts.................................................  21
                                                                              --
Section 8.10.  Severability.................................................  21
                                                                              --
Section 8.11.  Confidentiality..............................................  21
                                                                              --

EXHIBIT A-1  - Opinion of Davis Polk & Wardwell
EXHIBIT A-2 - Opinion of Latham & Watkins with respect to corporate matters EXHIBIT A-3 - Opinion of Latham & Watkins with respect to bankruptcy law EXHIBIT A-4 - Opinion of Jeffer, Mangels, Butler & Marmaro LLP
EXHIBIT A-5  - Opinion of Richards, Layton & Finger, P.A., special counsel to
               Trustee
EXHIBIT A-6  - Opinion of counsel to Dayton Hudson
EXHIBIT A-7  - Opinion of Richards, Layton & Finger, P.A., special counsel to
               Issuer
EXHIBIT B    - Letter Agreement Dayton Hudson

                                   ARTICLE 1

                    Introductory Matters; Issuance of Notes

     Section 1.01. Purchase and Sale of the Notes; the Closing. Subject to the terms and conditions hereof and of the Indenture and in reliance upon representations and warranties of the Purchasers contained herein or made pursuant hereto, the Issuer agrees to issue and sell to each Purchaser and, subject to the terms and conditions hereof and of the Indenture and in reliance on the representations and warranties of the Issuer contained herein and therein or made pursuant hereto or thereto, each Purchaser severally agrees to purchase from the Issuer, Notes in a principal amount equal to the respective percentage (such Purchaser's "PURCHASE PERCENTAGE") of aggregate principal amount of the Notes set forth opposite such Purchaser's name in Schedule I, at a purchase price equal to such Purchaser's Purchase Percentage of $47,869,558.83. The proceeds of the sale of the Notes will be used to pay Cherokee for the Assigned Rights and for any other lawful purposes. The closing of the purchase of the Notes hereunder shall take place at the office of Davis Polk & Wardwell at 11:00 A.M., New York City time, on the Closing Date. On the Closing Date, the Issuer will cause the Trustee to deliver to each Purchaser one or more Notes registered in such Purchaser's name or in the name of such Purchaser's nominee, in such denominations (minimum of U.S. $500,000), and in the aggregate principal amount to be purchased by such Purchaser, all as specified in Schedule I or as such Purchaser may otherwise specify by timely notice to the Issuer (or, in the absence of such notice and if not so specified in Schedule I, one Note registered in such Purchaser's name), duly executed and dated the Closing Date, against payment of such purchase price by wire transfer of immediately available funds to Wilmington Trust Company, Wilmington, Delaware, ABA No. 0311100092, for credit to the account of Cherokee, Account No. 43558-1, Attn: Ann Roberts, Corporate Trust Administration, (302) 651-8681, Reference: Cherokee Collection Account (and the Issuer agrees that, except to return funds to the Purchasers if the purchase of the Notes shall not occur on the Closing Date, none of the proceeds from the sale of the Notes shall be withdrawn from such account until all of the conditions precedent set forth in Article 4 shall have been satisfied or waived pursuant to Section 1.02).

     Section 1.02. Waiver of Closing Conditions. If on the Closing Date any of the conditions specified in Article 4 to the obligations hereunder of the Purchasers, on the one hand, or the Issuer, on the other hand, have not been fulfilled, the Purchasers or the Issuer, as the case may be, may waive compliance with any such condition to such extent as the Purchasers or the Issuer, as the case, may in their sole discretion determine but the Purchasers or the Issuer, as the case may be, shall have no obligation to do so. Nothing in this Section 1.02 shall operate to relieve any party of any of its obligations hereunder or to waive may be any of the rights of any party hereunder.


                                   ARTICLE 2

                         Representations of the Issuer

     The Issuer represents and warrants, as of the date hereof, as follows:

     Section 2.01. Organization; Power and Authority. The Issuer is a limited liability company duly organized and in good standing under the laws of Delaware. The Issuer has all requisite legal power and authority to own the properties it purports so to own or hold, to transact its business as proposed to be transacted, to execute and deliver each Basic Document to which it is a party and has all requisite legal power and authority to perform the provisions hereof and thereof. The Issuer is duly qualified or has been duly licensed as a foreign limited liability company and is (if applicable) in good standing and is authorized to do business in each jurisdiction in which the character of the properties owned by it or the nature of the business transacted by it requires such qualification.

     Section 2.02. Authorization, Etc.. Each Basic Document has been duly authorized by all necessary legal action on the part of the Issuer, and constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 2.03. Material Adverse Change. The Issuer does not know of any fact (other than matters of a general economic or political nature) which, so far as the Issuer can reasonably foresee, the Issuer expects will have a Material Adverse Effect.

     Section 2.04. Capitalization; Subsidiaries. (a) The capital and reserves of the Issuer as of the date hereof are equal to $100,000. The sole member of
                                                 ---------
the Issuer is Cherokee, Inc., which is a Delaware corporation.

     (b)  The Issuer has no Subsidiaries.

     Section 2.05. Liabilities. There are no liabilities, contingent or otherwise, of the Issuer except (i) its obligations under the Basic Documents and the License Agreement and (ii) other liabilities which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 2.06. Compliance with Laws, Other Instruments of the Issuer, Etc.. The execution and delivery by the Issuer of each Basic Document do not, and the performance by the Issuer of each Basic Document and the transactions contemplated hereby and thereby will not, (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Issuer under, any existing organizational or other governing document, or any other existing agreement or instrument to which the Issuer is bound or by which the Issuer or any of its properties may be bound or affected (other than any Lien created pursuant to the Indenture and the Security Agreement), (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any existing Order of any court, arbitrator or Governmental Body applicable to the Issuer or (iii) violate any provision of any existing statute or other existing rule or regulation of any Governmental Body applicable to the Issuer.

     The Issuer is not in violation of any existing statute or other rule or regulation of any Governmental Body, or any Order of any court, arbitrator or Governmental Body.

     As used in this Agreement, the term "GOVERNMENTAL BODY" includes any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality of any jurisdiction, domestic or foreign, including but not limited to the United States of America; and the term "ORDER" includes any order, writ, injunction, decree, judgment, award, determination, direction or demand.

     Section 2.07. Governmental Approvals. Except as contemplated by Section 2.18(b) and (c), no authorization, consent or approval of, and no filing or registration with, any Governmental Body is required in connection with the execution, delivery and performance of the Basic Documents or necessary for the validity or enforceability thereof or for the creation and perfection of the Liens intended to be created under the Indenture and the Security Agreement.

     Section 2.08. Litigation. There are no Proceedings pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer or any property of the Issuer.

     Section 2.09. Taxes. The Issuer is not separately subject to tax apart from Cherokee upon its income under the Code or under applicable Delaware law.

     Section 2.10. Compliance with ERISA. Neither the Issuer nor any ERISA Affiliate has (A) incurred any "ACCUMULATED FUNDING DEFICIENCY" with respect to any Employee Benefit Plan within the meaning of Section 412 of the Code and
Section 302 of ERISA, whether or not waived, (B) incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (other than for Pension Benefit Guaranty Corporation insurance premiums payable in the ordinary course) in connection with any Employee Benefit Plan established or maintained by it and no contribution which in the aggregate exceeds $1,000,000 to any such Plan subject to the funding requirements of Section 412 of the Code is due and payable by the Issuer or any ERISA Affiliate, (C) incurred any material withdrawal liability in connection with a complete or partial withdrawal from a Multiemployer Plan or (D) had any tax or penalty assessed against it by the United States Internal Revenue Service or United States Department of Labor for any alleged violation under Section 4975 of the Code or
Section 406 of ERISA.

     The Issuer is not a "PARTY IN INTEREST" or a "DISQUALIFIED PERSON" (as defined in Section 3(14) of ERISA and Section 4975(e)(2) of the Code, respectively) with respect to any Employee Benefit Plan disclosed pursuant to
Section 3.02. Assuming the accuracy of the representations and warranties of the Purchasers set forth in this Agreement, the transactions contemplated by this Agreement and the other Basic Documents will not constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) and will not subject the Issuer or any holder of a Note to any tax or penalty on prohibited transactions imposed under said Section 4975 of the Code or by Section 502(i) of ERISA. The representations by the Issuer in the preceding sentence are made in reliance upon the representations by the Purchasers in Section 3.02.

     Section 2.11. Offering of Notes. Neither the Issuer nor any other Person appointed to act on behalf of the Issuer by the Issuer or Cherokee has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from any Person other than the Purchasers and not more than 20 other institutional investors. Neither the Issuer nor any such appointee has taken, or will take, any action which would subject the issuance or sale of the Notes to Section 5 of the United States Securities Act of 1933, as amended, or otherwise require the registration, filing or qualification of the Notes under any applicable laws of the United States of America.

     Section 2.12. Solvency. The Issuer is, and upon giving effect to the issuance of the Notes and the transactions contemplated by this Agreement will be, a "solvent institution", as said term is used in Section 1405(c) of the New York Insurance Law, whose "obligations . . . are not in default as to principal or interest", as said terms are used in said Section 1405(c). The Issuer is not entering into the transactions contemplated by this Agreement and the other Basic Documents with an intent to hinder, delay, or defraud any present or future holder of any Indebtedness of the Issuer, and after giving effect to the consummation of such transactions, the fair value of the respective assets of the Issuer will not be less than its debts, the Issuer will be able to pay its debts as they mature and the Issuer will not have unreasonably small capital with which to conduct its business.

     Section 2.13. Use of Proceeds; Margin Regulations. The Issuer will use the proceeds of the sale of the Notes to purchase the Assigned Rights pursuant to the Trademark Purchase and License Assignment Agreement, to pay any other amounts due hereunder or under the other Basic Documents and, to the extent not required for such purposes, for any other lawful purpose. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, by the Issuer for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the United States Federal Reserve System (12 CFR 207), or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the assets of the Issuer and the Issuer has no present intention that margin stock will constitute more than 25% of the assets of the Issuer. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation G.

     Section 2.14. Foreign Assets Control Regulations, Inc. Neither the sale of the Notes by the Issuer hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     Section 2.15. Status Under Certain Statutes. The Issuer is not subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts, as amended, or the Federal Power Act, as amended, and the Issuer is not an investment company required to register under the Investment Company Act.

     Section 2.16. Ranking. All obligations and liabilities of the Issuer under this Agreement and the Notes constitute and will constitute the direct and unconditional obligations of the Issuer.

     Section 2.17. Existing Indebtedness. The Issuer has no Indebtedness except pursuant to the Indenture. The assets of the Issuer are free and clear of all Liens except for Permitted Liens.

     Section 2.18. Trust Estate. The Issuer owns and has or will own and will have on the Closing Date and at the time of payment by the Purchasers of the purchase price for the Notes good, legal and valid title to the Trust Estate free and clear of all Liens, except Permitted Liens. Assuming performance by the Trustee of its duties under the Indenture in accordance with the terms thereof, the provisions of the Indenture, the Security Agreement and the Trademark Security Agreement are effective to create, in favor of the Trustee for the benefit of the holders of the Notes, a legal, valid and enforceable Lien on and security interest in all of the Trust Estate, and upon completion of the filings and recordations specified in subclauses (i) and (iii) of Section 4.08, all necessary and appropriate recordings and filings will have been made (and all related fees have been paid or will have been paid by the time such recordings and filings have been made) in all necessary and appropriate public offices in all appropriate jurisdictions, and all other necessary and appropriate action has been taken, so that the Indenture creates a perfected Lien on and security interest in all right, title, estate and interest of the Issuer in the Trust Estate named therein and all necessary and appropriate consents to the creation, perfection and enforcement of such Lien have been or, as of the Closing Date will have been, obtained.

     Section 2.19. Place of Business. The Issuer's sole place of business will as of the Closing Date be located at 625 Landor Lane, Pasadena, California 91106.

     Section 2.20. Broker's Fees. No broker's, finder's or similar fee in connection with the transactions contemplated hereby is payable except for a placement fee payable to Libra Investments, Inc., which will be paid by the Issuer.

                                   ARTICLE 3

                       Representations of the Purchasers

     Each Purchaser severally represents (as to itself and no other Purchaser) to the Issuer that:

     Section 3.01. Purchase of the Notes. (a) Such Purchaser (i) is both a Qualified Purchaser and (x) a Qualified Institutional Buyer that is aware that the sale of the Notes to it is being made in reliance on Rule 144A or (y) an Accredited Investor and (ii) is acquiring such Notes for its own account or for the account of (x) a Qualified Institutional Buyer that is aware that the sale of such Notes is being made in reliance on Rule 144A and that is also a Qualified Purchaser in a transaction meeting the requirements of Rule 144A or
(y) an Accredited Investor that is also a Qualified Purchaser.

     (b) Such Purchaser understands that the Notes will bear a legend to the following effect:

     "THE ISSUER OF THE SECURITIES EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT BY THE HOLDER HEREOF IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES, AND PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), ONLY TO A PERSON (i)(A) WHOM SUCH HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (B) WHO IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1),
     (2), (3) OR (7) UNDER THE SECURITIES ACT AND (ii) WHO IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A PERSON THAT IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE

     REQUIREMENTS OF RULE 144A OR (B) AN INSTITUTIONAL ACCREDITED INVESTOR. IN ADDITION, SUCH SECURITIES MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED TO A PERSON WHO (i) IS A QUALIFIED PURCHASER AS SUCH TERM IS DEFINED IN THE INVESTMENT COMPANY ACT AND (ii) IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A PERSON THAT IS A QUALIFIED PURCHASER, AND WHO DELIVERS A DULY EXECUTED TRANSFEREE CERTIFICATE AND SUCH INFORMATION AS SET FORTH THEREIN TO THE TRUSTEE AND THE ISSUER, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE, THE HOLDER HEREOF AGREES TO DELIVER A DULY EXECUTED TRANSFEROR CERTIFICATE AND SUCH INFORMATION SET FORTH THEREIN TO THE TRUSTEE AND THE ISSUER.

     "THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO UNITED STATES TREASURY REGULATION SECTION 1.1275-3(b): THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE HOLDER OF THIS NOTE MAY OBTAIN THE INFORMATION DESCRIBED IN UNITED STATES TREASURY REGULATION SECTION 1.1275-3(b)(1)(i) FROM THE TREASURER OF THE ISSUER, AT THE FOLLOWING ADDRESS: 625 LANDOR LANE, PASADENA, CALIFORNIA 91106."

     (c) Such Purchaser acknowledges that it shall have no rights to require the registration of the Notes under the Securities Act.

     (d) Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Notes; it has previously invested in securities similar to the Notes and fully understands the limitations on transfer described herein; it is able to bear the economic risk of loss of its investment in the Notes; and it is presently able to afford the complete loss of such investment.

     (e) Such Purchaser is not acquiring the Notes with a view to or for sale in connection with any distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the

Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of its property and the property of any accounts for which it is acting as fiduciary shall remain at all times within its control.

     (f) Such Purchaser acknowledges that it has access to such financial and other information, and has been afforded the opportunity to ask such questions of representatives of the Issuer and receive answers it deems necessary in connection with its decision to purchase the Notes; it has relied exclusively on its own investigation of the Issuer's and Cherokee's representations set forth in the Basic Documents and in the License Agreement and has not relied on any other representation of the Issuer or Cherokee, whether written or oral.

     Section 3.02. Source of Funds. Such Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

     (a) if such Purchaser is an "INSURANCE COMPANY" as defined in Section V(d) of Prohibited Transaction Exemption ("PTE") 95-60 (as issued by the United States Department of Labor) and the Source is an "INSURANCE COMPANY GENERAL ACCOUNT" as defined in Section V(e) of PTE 95-60 then, in accordance with
Section I(a) of PTE 95-60, there is no Employee Benefit Plan, treating as a single Employee Benefit Plan all plans maintained by the same employer or employee organization, with respect to which the amount of the reserves and liabilities for all general account contracts held by or on behalf of such Plan exceed ten (10%) percent of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus;

     (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990) or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Issuer in writing pursuant to this paragraph (b), no Employee Benefit Plan or group of Employee Benefit Plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

     (c) the Source constitutes assets of an "INVESTMENT FUND" (within the meaning of Part V of the QPAM Exemption) managed by a "QUALIFIED PROFESSIONAL ASSET MANAGER" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no Employee Benefit Plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Issuer and (i) the identity of such QPAM and (ii) the names of all Employee Benefit Plans whose assets are included in such investment fund have been disclosed to the Issuer in writing pursuant to this paragraph (c);

     (d) the Source is one or more Employee Benefit Plans, or a separate account or trust fund comprised of one or more Employee Benefit Plans, each of which has been identified expressly as such to the Issuer in writing pursuant to this paragraph (d);

     (e) the Source constitutes assets of a Employee Benefit Plan managed by an "IN-HOUSE ASSET MANAGER" (within the meaning of Part IV(a) of the PTE 96-23) which has made or properly authorized the decision for such Plan to purchase the Notes under the circumstances described in PTE 96-23; or

     (f)  the Source does not include assets of any Employee Benefit Plan.

     As used in this Section 3.02, the term "SEPARATE ACCOUNT" shall have the meaning assigned to such term in Section 3 of ERISA.

     Section 3.03. Sale of Notes. Such Purchaser understands that the Issuer has not been registered under the Investment Company Act and that the Notes have not been registered under the Securities Act. Such Purchaser understands and acknowledges that the Notes may not be reoffered, resold, pledged or otherwise transferred by such Purchaser except (a) to a Person that is a Qualified Purchaser acquiring for its own account or for the account of a person that is a Qualified Purchaser, (b) prior to the expiration of the holding period applicable to sales of such Notes under Rule 144(k) under the Securities Act, to either (i) a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A acquiring for its own account or for the account of a person that is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A or (ii) an Accredited Investor acquiring for its own account or for the account of a person that is either (x) an Accredited Investor or (y) a Qualified Institutional Buyer and (c) if the transferor delivers to the Trustee a duly executed Transferor Certificate in the form of Exhibit C to the Indenture and the proposed transferee of such Notes delivers to the Trustee a duly executed Transferee

Certificate in the form of Exhibit B to the Indenture and such additional information as set forth therein.


                                   ARTICLE 4

                             Conditions of Closing

     Each Purchaser's obligation to purchase and pay for the Notes to be purchased by such Purchaser hereunder shall be subject to the conditions hereinafter set forth:

     Section 4.01. Proceedings Satisfactory. All proceedings taken in connection with the issuance of the Notes and the consummation of the transactions contemplated hereby, and all documents and papers relating thereto, shall be reasonably satisfactory to such Purchaser and the Purchasers' special counsel, and such Purchaser and the Purchasers' special counsel shall have received copies of such documents and papers, all in form and substance reasonably satisfactory to such Purchaser and the Purchasers' special counsel, as such Purchaser or they may reasonably request in connection therewith.

     Section 4.02. Opinions of Special Counsel for the Purchasers. Such Purchaser shall have received an opinion dated the Closing Date and addressed to such Purchaser and the Trustee from Davis Polk & Wardwell, the Purchasers' special counsel in substantially the form of Exhibit A-1 hereto and covering such other matters incident to the transactions contemplated hereby as such Purchaser may reasonably request.

     Section 4.03. Opinions of Counsel for the Issuer and Cherokee. Such Purchaser shall have received opinions dated the Closing Date and addressed to such Purchaser and the Trustee (a) from Latham & Watkins, special counsel to the Issuer and Cherokee, substantially in the form of Exhibit A-2 hereto with respect to corporate matters, (b) from Latham & Watkins, special counsel to the Issuer and Cherokee, substantially in the form of Exhibit A-3 hereto with respect to bankruptcy law matters, (c) from Jeffer, Mangels, Butler & Marmaro LLP, special counsel to the Issuer and Cherokee, substantially in the form of Exhibit A-4 hereto with respect to trademark matters and (d) from Richards, Layton & Finger, P.A., special counsel to the Issuer, substantially in the form of Exhibit A-7 hereto, and in the case of each such opinion covering such other matters incident to the transactions contemplated hereby as such Purchaser may reasonably request.

     Section 4.04. Opinion of Counsel for the Trustee. Such Purchaser shall have received an opinion dated the Closing Date and addressed to such Purchaser from Richards, Layton & Finger, P.A., special counsel to the Trustee, substantially in the form of Exhibit A-5 hereto and covering such other matters incident to the transactions contemplated hereby as such Purchaser may reasonably request.

     Section 4.05. License Agreement. Such Purchaser shall have received a certificate of an officer of the Issuer certifying that the License Agreement is in full force and effect, in accordance with its terms, and attaching a copy of the License Agreement as duly executed and delivered by each of the parties thereto and certified as a true, correct and complete copy by such officer.

     Section 4.06. Dayton Hudson Documents. Such Purchaser shall have received a copy of (i) a letter duly executed and delivered by the Licensee in the form of Exhibit B hereto acknowledging the assignment of the License Agreement to the Issuer, agreeing to make payments thereunder directly to the Collection Account, stating that to the best knowledge of the Licensee, no defense to the obligations of the Licensee under the License Agreement and no claim of the Licensee against Cherokee which might be asserted as a potential offset thereto exists on the Closing Date and containing certain other agreements of the Licensee and (ii) an opinion of counsel for the Licensee, who may be an employee of the Licensee, substantially in the form of Exhibit A-6 hereto, to the effect that the License Agreement has been duly authorized, executed and delivered and constitutes a legal, valid and binding obligation of the Licensee enforceable in accordance with its terms (subject to customary exceptions).

     Section 4.07. Trademark Filing. Such Purchaser shall have received evidence satisfactory to such Purchaser that the Memorandum of Assignment contemplated by Section 5.03 of the Trademark Purchase and License Assignment Agreement shall have been tendered to the United States Patent and Trademark Office for recordation, and any required recording fee in connection therewith shall have been paid.

     Section 4.08. Collateral. The Security Agreement and the Trademark Security Agreement shall have been duly executed and delivered by the Issuer and the Trustee and shall be in full force and effect. In addition, such Purchaser shall have received evidence satisfactory to such Purchaser that the Issuer shall have taken all actions (including, without limitation, (i) delivery to special counsel for the Purchasers of the Trademark Security Agreement for recordation with the United States Patent and Trademark Office, together with payment of any required recording fees, (ii) the obtaining of a UCC file search report in the names of each of the Issuer and Cherokee from the Secretary of State of the State of

California and (ii delivery to special counsel for the Purchasers of UCC-1 financing statements in the name of the Issuer for filing with the Secretaries of State of California and Delaware) as may be necessary or as such Purchaser may reasonably request in order to create and perfect the security interests created pursuant to the Indenture, the Security Agreement and the Trademark Security Agreement.

     Section 4.09. Basic Documents. Each Basic Document shall have been duly executed and delivered by the parties thereto and shall be in full force and effect.

     Section 4.10. Representations True, Etc. All representations and warranties of the Issuer contained in Article 2 and of the Issuer or Cherokee contained in any other Basic Document or Trademark License shall be true on and as of the Closing Date; the Issuer shall have performed all agreements on its part required to be performed under this Agreement and in any other Basic Document on or prior to the Closing Date; no Default or Event of Default shall have occurred and be continuing; and such Purchaser shall have received a certificate from an officer of the Issuer and a certificate from an officer of Cherokee, each dated the Closing Date, certifying to the effect specified in this Section 4.10.

     Section 4.11. Legality. On the Closing Date the purchasing of the Notes to be purchased by such Purchaser shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer's Certificate from the Issuer certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is permitted as contemplated in this Section 4.11.

     Section 4.12. Private Placement Number. Such Purchaser shall have received evidence satisfactory to such Purchaser that a private placement number with respect to the Notes shall have been obtained from Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners).

     Section 4.13. Other Purchasers. All other Purchasers shall have purchased and made payment for the respective aggregate principal amounts of the Notes to be purchased by them hereunder.

     The obligations of the Issuer to issue and sell the Notes pursuant to this Agreement are subject to the satisfaction at the Closing Date of the following conditions:

     Section 4.14. Payment. Each Purchaser shall have paid the purchase price of the Notes to be purchased by it hereunder in accordance with Section 1.01.

     Section 4.15. Purchaser's Representations. The representations and warranties of each Purchaser contained herein shall be true on and as of the Closing Date as if made on and as of such time and each Purchaser shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by such Purchaser at or prior to the Closing Date.

     Section 4.16. Opinion of Counsel for the Trustee. The Issuer shall have received an opinion dated the Closing Date and addressed to the Issuer from Richards, Layton & Finger, P.A., special counsel to the Trustee, substantially in the form of Exhibit A-5 hereto and covering such other matters incident to the transactions contemplated hereby as the Issuer may reasonably request.

     Section 4.17. Legality. The issue and sale of the Notes by the Issuer shall not be prohibited by any applicable law, court order or governmental regulation.



                                   ARTICLE 5

                                  Definitions

     Section 5.01. Certain Definitions. Unless the context otherwise requires, any reference in this Agreement to any agreement, contract or document shall mean such agreement, contract or document and all schedules, exhibits and attachments thereto as amended, supplemented or modified and in effect from time to time, as permitted hereby. Unless otherwise stated, any reference in this Agreement to any Person shall include its permitted successors and assigns and, in the case of any Governmental Body, any Person succeeding to its functions and capacities. Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provisions of this Agreement and all references to sections shall be references to sections of this Agreement unless otherwise expressly specified. Terms defined in the Indenture are used herein as so defined except as otherwise defined herein. In addition, as used herein the following terms shall have the following respective meanings (all terms defined in this Section
5.01 and in the other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

     "ACCREDITED INVESTOR" has the meaning specified in the introduction hereto.

     "AGREEMENT" means this Note Purchase Agreement.

     "CLOSING DATE" has the meaning specified in the introduction hereto.

     "EMPLOYEE BENEFIT PLAN" means any "EMPLOYEE BENEFIT PLAN" as defined in
      (S)3(3) of ERISA, or any "PLAN" as defined in Section 4975(e)(1) of the Code.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Issuer under section 414 of the Code.

     "GOVERNMENTAL BODY" has the meaning stated in Section 2.06.

     "INDENTURE" has the meaning specified in the introduction hereto.

     "INVESTMENT COMPANY ACT" has the meaning specified in the introduction hereto.

     "ISSUER" has the meaning specified in the introduction hereto.

     "MULTIEMPLOYER PLAN" means any Employee Benefit Plan that is a "MULTIEMPLOYER PLAN" (as such term is defined in section 4001(a)(3) of
      ERISA).

     "NOTES" has the meaning specified in the introduction hereto.

     "ORDER" has the meaning specified in Section 2.06.

     "PROCEEDINGS" means all actions, suits, injunctions, writs, restraining orders, or other proceedings (including counterclaims) in any court or before any arbitrator of any kind or before or by any Governmental Body.

     "PURCHASER" has the meaning specified in the introduction hereto.

     "QUALIFIED INSTITUTIONAL BUYERS" has the meaning specified in the introduction hereto.

     "QUALIFIED PURCHASER" has the meaning specified in the introduction hereto.

     "RULE 144A" has the meaning specified in the introduction hereto.

     "SECURITIES ACT" has the meaning specified in the introduction hereto.

     "TRADEMARK SECURITY AGREEMENT" has the meaning assigned to that term in the Security Agreement.

     "TRUSTEE" has the meaning specified in the introduction hereto.

     "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as from time to time in effect in the State of New York.

     Section 5.02. Accounting Terms, Etc.. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP.



                                   ARTICLE 6

                              Home Office Payment

     In the case of any Note owned by a Holder who is either (i) a Purchaser or
(ii) a subsequent Holder who has given written notice to the Issuer and the Trustee requesting that the provisions of this Section shall apply, the Issuer will, or will cause the Trustee to, make all payments in respect of the Notes of such Holder, without any presentment thereof, directly to such Holder at the address of such Holder set forth in Schedule I or at such other address as such Holder from time to time designates in writing to the Issuer and the Trustee five or more Business Days prior to the date of payment or, if a bank account is designated for such Holder on Schedule I hereto or in any written notice to the Issuer and the Trustee from such Holder, the Issuer will, or will cause the Trustee to, make such payments in dollars in immediately available funds to such bank account, marked for attention as indicated, or by such other method of payment or to such other account of such Holder in any bank in the United States as such Holder may from time to time direct in writing to the Issuer and the Trustee five or more Business Days prior to the date of payment. The Holder of any Notes to which this Section applies agrees that in the event it shall sell or transfer any such Notes it will, prior to the delivery of such Notes (unless it has already done so), make a notation thereon of all principal paid on such Notes. With respect to Notes to which this Section applies, the Issuer and the Trustee shall be entitled to presume conclusively that such Purchaser or such subsequent Holder as shall have requested the provisions hereof to apply to its Notes remains the Holder of such Notes until such Notes shall have been presented to the Trustee for transfer. Each Holder of any Note that is paid in full shall deliver or cause to be delivered such Note to the Trustee or the Issuer promptly upon written request therefor.

                                   ARTICLE 7

                         Liabilities of the Purchasers

     Neither this Agreement nor any disposition of any of the Notes shall be deemed to create any liability or obligation of any Purchaser or any other holder of any Note to enforce any provision hereof or of any of the Notes for the benefit or on behalf of any other Person who may be the holder of any Note.


                                   ARTICLE 8

                                 Miscellaneous

     Section 8.01. Expenses. The Issuer agrees, whether or not the transactions hereby contemplated shall be consummated, to pay all reasonable fees and disbursements of Davis Polk & Wardwell in connection with the preparation, negotiation and execution of the Basic Documents and the Trademark Licenses and the creation and perfection of the Liens on the Trust Estate contemplated by the Security Agreement. The Issuer also agrees to pay (i) all reasonable expenses incurred by each Holder (including reasonable counsel fees) in connection with any amendment or requested amendment (if requested by the

Issuer or the Trustee) of, or waiver or consent (if requested by the Issuer or the Trustee) or requested waiver or consent (if requested by the Issuer or the Trustee) under or with respect to, this Agreement or any other Basic Document, whether or not the same shall become effective and (ii) all reasonable expenses incurred by each Holder (including reasonable counsel fees) incurred in connection with the preservation of any Lien or realization on or pursuit of remedies with respect to any of the Trust Estate, in each case covered by this clause (ii) following the occurrence and during the continuance of any Default or Event of Default or any workout, restructuring or similar negotiations relating to the Notes; provided that this sentence shall not require the Issuer to pay counsel fees for more than one firm of counsel (together with any local counsel) representing all Holders. The obligations of the Issuer under this
Section 8.01 shall survive the payment or prepayment of the Notes.

     In furtherance of the foregoing, on the Closing Date, the Issuer will pay or cause to be paid the reasonable fees and disbursements of the Purchasers' special counsel, which are reflected in the statement of such counsel submitted to the Issuer prior to the Closing Date. The Issuer will also pay or cause to be paid, promptly upon receipt of supplemental statements therefor, additional reasonable fees, if any, and disbursements of such special counsel in connection with the transactions hereby contemplated (including disbursements unposted as of the Closing Date).

     Section 8.02. Reliance on and Survival of Representations; Covenants. All representations and warranties of the Issuer herein and in any certificates or other instruments delivered pursuant to this Agreement are made as of the date hereof in the case of this Agreement or as of the date of any such certificate or instrument and shall (i) be deemed to be material and to have been relied upon by each Purchaser, notwithstanding any investigation heretofore or hereafter made by such Purchaser or on behalf of such Purchaser and (ii) survive the execution and delivery of this Agreement and the delivery of the Notes to each Purchaser. All covenants and agreements contained herein shall continue in effect so long as any Note is outstanding and thereafter as provided in Sections
8.01 and 8.05.

     Section 8.03. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Issuer and its permitted successors and assigns hereunder and each Purchaser and its successors and assigns, and, in addition, shall in every respect inure to the benefit of and be enforceable by all holders from time to time of the Notes.

     Section 8.04. Communications. All notices and other communications provided for in this Agreement shall be in writing and shall be sent, if practicable, by confirmed telecopy (with hard copy sent on the same day by overnight courier) and, otherwise, by overnight courier service prepaid to a Person at its address specified below. A communication shall be addressed, until such time as a Person shall have notified the other parties and holders of Notes of a change of address

             (A)   if to the Issuer, to:

                       625 Landon Lane
                       Pasadena, California 91106
                       Attention: Carol Gratzke

                   With a copy to:

                   Cherokee, Inc., Administrator
                   6835 Valjean Avenue
                   Van Nuys, California 91406
                   Telephone: 818-908-9868
                   Telecopy: 818-908-9191

                   (B) if to a Purchaser, at the address for such Purchaser set forth in Schedule I,

                   (C) if to any other holder of a Note, at the address of such holder as it appears on the Note Register maintained pursuant to the Indenture, or

                   (D) if to the Trustee, at the address specified therefor in the Indenture.

      Section 8.05. Indemnification. The Issuer agrees to indemnify, exonerate and hold each Purchaser and each other holder of a Note and each of their respective trustees, officers, directors, employees and agents (collectively herein called the "INDEMNITEES" and individually called an "INDEMNITEE") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable expenses in connection therewith, including without limitation reasonable counsel fees and disbursements (collectively herein called the "INDEMNIFIED LIABILITIES") incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to any transaction financed or to be financed in whole or in part directly or indirectly with the proceeds from the sale of any of the Notes, or the execution, delivery, performance or enforcement of this Agreement or any other Basic Document or any instrument contemplated hereby or thereby by any of the Indemnitees, except for any such Indemnified Liabilities arising on account of such Indemnitee's gross negligence or willful misconduct, and if and to the extent the foregoing undertaking may be unenforceable for any reason, the Issuer agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Issuer under this Section 8.05 shall survive the payment or prepayment of the Notes.

     Section 8.06. JURISDICTION AND PROCESS. THE ISSUER AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER BASIC DOCUMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH, OR ANY LEGAL ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT OBTAINED AGAINST THE ISSUER FOR BREACH HEREOF OR THEREOF, OR AGAINST ANY OF ITS PROPERTIES, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK BY ANY PURCHASER OR ON BEHALF OF SUCH PURCHASER OR BY OR ON BEHALF OF ANY HOLDER OF A NOTE, AS SUCH PURCHASER OR HOLDER MAY ELECT, AND THE ISSUER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS (WITHOUT LIMITING THE JURISDICTION OF OTHER COURTS) FOR PURPOSES OF ANY SUCH LEGAL ACTION OR PROCEEDING. THE ISSUER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THE BASIC DOCUMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE ISSUER AT ITS ADDRESS SET FORTH IN SECTION 8.04 OR AT SUCH OTHER ADDRESS OF WHICH THE TRUSTEE SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IN ADDITION, THE ISSUER (A) HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER BASIC DOCUMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT

IN AN INCONVENIENT FORUM AND (B) HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 8.07. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 8.08. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

     Section 8.09. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     Section 8.10. Severability. In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

     Section 8.11. Confidentiality. Each Purchaser shall be deemed to have agreed by acceptance of the Notes, that all information (other than publicly available information) received pursuant to such Purchaser's status as a holder of Notes and identified to such Purchaser in writing by the Issuer as being confidential, will be held by the Purchaser in accordance with its customary procedures for handling confidential information, but such Purchaser may make disclosure to the extent necessary to any bona fide prospective institutional investor transferee in connection with the contemplated transfer of Notes (provided that (i) prior to disclosure by such Purchaser after the date hereof to any prospective institutional investor transferee of a Note of any information covered by this paragraph, such Purchaser will obtain from such prospective transferee in favor of the Issuer its written agreement to be bound by the provisions of this paragraph provided that such Purchaser shall not in any event be liable to any Person because of the failure of such prospective transferee to comply with such provisions and (ii) at such time as any disclosure is made to a transferee, such Purchaser will notify the Issuer in writing of the information released and the identity of the recipient of such information) or as required by, in appropriate response to a request by, or as otherwise customarily disclosed to, any Governmental Body (including without limitation the National Association of Insurance Commissioners or any successor thereto) or representative thereof or pursuant to legal process or pursuant to any litigation that such Purchaser may be involved in, or to the accountants, counsel or other professional advisers of such Purchaser in the course of their respective duties (provided that such Purchaser requests any such adviser to whom it discloses such information to treat all such information as non-public data).

If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this Agreement shall become a binding agreement between you and the Issuer.

                               Very truly yours,

                               SPELL C. LLC

                               By: /s/ Carol Gratzke
                               Name: Carol Gratzke
                               Title:   Secretary and Treasurer

The foregoing Agreement is hereby accepted and agreed as of the date first above written :


MORGAN GUARANTY TRUST COMPANY OF
  NEW YORK AS TRUSTEE OF A COMMINGLED
  PENSION TRUST FUND


By: /s/ E. Clifford Cole
    --------------------------
    Name: E. Clifford Cole
    Title: Vice President



GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


By: /s/ Julie Bock
    --------------------------
    Name: Julie Bock
    Title: Assistant Vice President

By: /s/ Wayne Hoffmann
    --------------------------
    Name: Wayne Hoffmann
    Title: Vice President



METROPOLITAN LIFE INSURANCE COMPANY


By: /s/ James A. Wiriott
    --------------------------
    Name: James A. Wiriott
    Title: Director

CANADA LIFE ASSURANCE COMPANY


By: /s/ George Isaac
    --------------------------
    Name: George Isaac
    Title: Associate Treasurer


CANADA LIFE INSURANCE COMPANY OF AMERICA


By: /s/ George Isaac
    --------------------------
    Name: George Isaac
    Title: Associate Treasurer


CANADA LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ George Isaac
    --------------------------
    Name: George Isaac
    Title: Associate Treasurer